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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 28, 2001
                                                         -----------------

                         TRUMP ATLANTIC CITY ASSOCIATES
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)


           New Jersey                   333-00643              22-3213714
           ----------                   ---------              ----------

(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
         incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-----------------------------                                     -----

(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                        TRUMP ATLANTIC CITY FUNDING, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     333-00643-02           22-3418939
           --------                     ------------           ----------

(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-----------------------------                                     -----

(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING II, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     333-43979-03           22-3550202
           --------                     ------------           ----------

(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-----------------------------                                     -----

(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

                      TRUMP ATLANTIC CITY FUNDING III, INC.
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       333-43975-03         22-3550203
           --------                       ------------         ----------

(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
         incorporation)                                   Identification Number)

Huron Ave. & Brigantine Blvd.
Atlantic City, New Jersey                                         08401
-----------------------------                                     -----

(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (609) 441-8406
                                                           --------------

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Item 5.  Other Events.

         Filed as an exhibit hereto is a News Release, dated November 28, 2001, filed by Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits:


 Exhibit No.       Description
 -----------       -----------

 99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated November 28, 2001.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TRUMP ATLANTIC CITY ASSOCIATES
                                       By: Trump Atlantic City Holding, Inc.,
                                                It's Managing General Partner

Date: November 29, 2001                By: /s/ JOHN P. BURKE
                                          --------------------------------------
                                       Name:    John P. Burke
                                       Title:   Vice President and Treasurer

                                       TRUMP ATLANTIC CITY FUNDING, INC.

Date: November 29, 2001                By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                       Name:    John P. Burke
                                       Title:   Treasurer

                                       TRUMP ATLANTIC CITY FUNDING II, INC.

Date: November 29, 2001                By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                       Name:    John P. Burke
                                       Title:   Treasurer

                                       TRUMP ATLANTIC CITY FUNDING III, INC.

Date: November 29, 2001                By: /s/ JOHN P. BURKE
                                           -------------------------------------
                                       Name:    John P. Burke
                                       Title:   Treasurer

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                                  EXHIBIT INDEX

Exhibit No.   Description                                               Page No.
-----------   ------------                                              --------

99.1 News Release of Trump Hotels & Casino Resorts, Inc. and Trump Hotels & Casino Resorts Holdings, L.P., dated
              November 28, 2001.